Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Air Transportation Portfolio

November 30, 2019

AIR-QTLY-0120
1.810665.115

Schedule of Investments November 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Aerospace & Defense - 42.6%
Aerospace & Defense - 42.6%
AAR Corp.	90,100	$4,026,569
Bombardier, Inc. Class B (sub. vtg.) (a)	4,178,100	6,259,444
CAE, Inc.	201,000	5,412,761
HEICO Corp. Class A	39,900	4,007,556
Heroux-Devtek, Inc. (a)	137,900	1,893,620
Hexcel Corp.	22,300	1,775,749
Moog, Inc. Class A	99,100	8,509,717
Northrop Grumman Corp.	13,700	4,819,249
Spirit AeroSystems Holdings, Inc. Class A	98,004	8,525,368
Teledyne Technologies, Inc. (a)	23,600	8,070,964
Textron, Inc.	412,200	19,060,128
The Boeing Co.	27,010	9,890,522
TransDigm Group, Inc.	42,300	23,988,330
United Technologies Corp.	214,300	31,789,260
		138,029,237
Air Freight & Logistics - 13.9%
Air Freight & Logistics - 13.9%
Air Transport Services Group, Inc. (a)	134,000	3,297,740
C.H. Robinson Worldwide, Inc.	9,700	745,445
Expeditors International of Washington, Inc.	106,000	7,924,560
FedEx Corp.	92,000	14,724,600
United Parcel Service, Inc. Class B	152,200	18,222,906
		44,915,251
Airlines - 38.7%
Airlines - 38.7%
Air Canada (a)	171,300	6,433,906
Alaska Air Group, Inc.	151,800	10,475,718
Allegiant Travel Co.	5,500	933,515
American Airlines Group, Inc.	326,300	9,377,862
Delta Air Lines, Inc.	265,102	15,192,996
Hawaiian Holdings, Inc.	74,000	2,241,460
JetBlue Airways Corp. (a)	344,600	6,640,442
Mesa Air Group, Inc. (a)	122,000	886,940
SkyWest, Inc.	223,100	13,974,984
Southwest Airlines Co.	543,100	31,304,284
Spirit Airlines, Inc. (a)	106,300	4,153,141
United Continental Holdings, Inc. (a)	257,200	23,868,160
		125,483,408
Industrial Conglomerates - 1.3%
Industrial Conglomerates - 1.3%
General Electric Co.	361,300	4,071,851
Machinery - 0.2%
Industrial Machinery - 0.2%
Park-Ohio Holdings Corp.	18,890	597,491
TOTAL COMMON STOCKS
(Cost $232,375,700)		313,097,238

Money Market Funds - 3.2%
Fidelity Cash Central Fund 1.61% (b)
(Cost $10,463,425)	10,461,416	10,463,509
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $242,839,125)		323,560,747
NET OTHER ASSETS (LIABILITIES) - 0.1%		279,998
NET ASSETS - 100%		$323,840,745

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$147,111
Fidelity Securities Lending Cash Central Fund	207
Total	$147,318

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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